Exhibit 10.2

EXECUTION COPY

WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENT
dated as of July 21, 2021
among
FIRSTENERGY CORP.,
THE CLEVELAND ELECTRIC ILLUMINATING COMPANY,
METROPOLITAN EDISON COMPANY,
OHIO EDISON COMPANY,
PENNSYLVANIA POWER COMPANY,
THE TOLEDO EDISON COMPANY,
JERSEY CENTRAL POWER & LIGHT COMPANY,
MONONGAHELA POWER COMPANY,
PENNSYLVANIA ELECTRIC COMPANY,
THE POTOMAC EDISON COMPANY,
and
WEST PENN POWER COMPANY,
as Borrowers,
THE LENDERS NAMED HEREIN,
as Lenders,
MIZUHO BANK, LTD.,
as Administrative Agent,
THE FRONTING BANKS NAMED HEREIN,
as Fronting Banks
and
THE SWING LINE LENDERS NAMED HEREIN,
as Swing Line Lenders

MIZUHO BANK, LTD.,
PNC CAPITAL MARKETS LLC,
CITIGROUP GLOBAL MARKETS INC.,
THE BANK OF NOVA SCOTIA,
BARCLAYS BANK PLC,
JPMORGAN CHASE BANK, N.A. and
MUFG BANK, LTD.,
as Joint Lead Arrangers

WAIVER AND AMENDMENT NO. 4 TO
CREDIT AGREEMENT
This WAIVER AND AMENDMENT NO. 4, dated as of July 21, 2021 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among FirstEnergy Corp. (“FE”), The Cleveland Electric Illuminating Company (“CEI”), Metropolitan Edison Company (“Met-Ed”), Ohio Edison Company (“OE”), Pennsylvania Power Company (“Penn”), The Toledo Edison Company (“TE”), Jersey Central Power & Light Company (“JCP&L”), Monongahela Power Company (“MP”), Pennsylvania Electric Company (“Penelec”), The Potomac Edison Company (“PE”) and West Penn Power Company (“West- Penn”, and together with FE, CEI, Met-Ed, OE, Penn, TE, JCP&L, MP, Penelec and PE, the “Borrowers”), each of the Lenders (as defined in the Existing Credit Agreement) party hereto, Mizuho Bank, Ltd. (“Mizuho”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders, each of the Fronting Banks (as defined in the Existing Credit Agreement) party hereto, and Mizuho, as a Swing Line Lender (as defined in the Existing Credit Agreement) (in such capacity, the “Swing Line Lender”).
PRELIMINARY STATEMENTS
1.The Borrowers, the Lenders, the Administrative Agent, the Fronting Banks and the Swing Line Lender are parties to that certain Credit Agreement, dated as of December 6, 2016 (as amended prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment, the “Amended Agreement”, and as the Amended Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement.
2.The Borrowers have requested that the Lenders irrevocably, in reliance on the representations and warranties set forth herein and the facts and circumstances disclosed by the Borrowers to the Credit Parties on or before the Amendment Effective Date (as defined below), waive (i) any breach of the representation and warranty set forth in the third sentence of Section 4.01(m) of the Existing Credit Agreement, which breach would result in an Event of Default under Section 6.01(b) of the Existing Credit Agreement, (ii) any breach of the covenant set forth in Section 5.01(i)(ii) of the Existing Credit Agreement, which breach would result in an Event of Default under Section 6.01(c)(i) of the Existing Credit Agreement, (iii) any Event of Default that would have arisen under Section 6.01(j) of the Existing Credit Agreement as a result of FE entering into and becoming party to the DPA (as defined in and referred to in Schedule 1 hereto), and (iv) any Event of Default that may have occurred and be continuing under Section 6.01(e) of the Existing Credit Agreement (provided, that the underlying breach or default under the applicable Indebtedness of any Borrower or any Significant Subsidiary of such Borrower that gave rise to such Event of Default under Section 6.01(e) of the Existing Credit Agreement has been irrevocably waived by the holders of such Indebtedness), in each case in the above (i)-(iv), solely to the extent such breach or Event of Default occurred on or before the date hereof as a consequence of the facts and circumstances described on, and the DPA referred to in, Schedule 1 hereto (such Events of Default, collectively, the “Relevant Events of Default”, and such facts and circumstances described on Schedule 1 hereto, the “Noncompliance Event”), and the Lenders party hereto (constituting the Majority Lenders) have agreed to grant such waiver on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Waiver. Subject to the satisfaction or waiver in writing of the conditions precedent set forth in Section 3 hereof, the Administrative Agent and the Majority Lenders hereby irrevocably, in reliance on the representations and warranties set forth herein and the facts and circumstances disclosed to the Credit Parties on or before the Amendment Effective Date, waive the Relevant Events of Default solely to the extent such Relevant Events of Default occurred on or before the date hereof as a consequence of the Noncompliance Event. The foregoing waiver shall be limited precisely as provided for herein and, for the avoidance of doubt (1) shall not be deemed to be a waiver of any of the rights or remedies of the Administrative Agent, the Fronting Banks, the Swing Line Lenders and the Lenders under this Amendment or any other Loan Document for any existing or future Unmatured Default or Event of Default arising from any breach or failure to comply with any provision (other than, solely with respect to the Relevant Events of Default, the specific provisions referenced in paragraph 2 of the Preliminary Statements contained herein) under any Loan Document (including, without limitation, the representations and warranties set forth in Section 4.01(f) of the Credit Agreement and the second sentence of Section 4.01(g) of the Credit Agreement), and (2) neither includes, nor extends to, any current or future proceeding of any kind before any Federal or state administrative agency or arbitral tribunal, or any proceeding before any tribunal other than the United States District Court for the Southern District of Ohio with respect to the criminal matter being pursued by the U.S. Attorney’s Office for the Southern District of Ohio captioned United States v. FirstEnergy Corporation. The Administrative Agent, the Fronting Banks, the Swing Line Lenders and the Lenders specifically reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents with respect to any other violation of Anti-Corruption Laws by any Covered Entity (or any director, officer, employee or agent thereof), and the Borrowers expressly acknowledge such reservation of rights.
Section 2. Amendments to Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date hereof and subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:
(a)The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“Amendment No. 4” means Waiver and Amendment No. 4 to Credit Agreement, dated as of July 21, 2021, by and among the Borrowers, the Lenders party thereto, the Administrative Agent, the Fronting Banks party thereto and the Swing Line Lenders, which Amendment No. 4 amended this Agreement pursuant to the terms thereof.

“Amendment No. 4 Effective Date” means the Amendment Effective Date (as defined in Amendment No. 4), which date is July 21, 2021.
(b)The following defined term contained in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
    “FET Credit Agreement” means that certain Credit Agreement, dated as of December 6, 2016, as amended, restated or otherwise modified from time to time, among FET, American Transmission Systems, Incorporated, Mid-Atlantic Interstate Transmission, LLC and Trans-Allegheny Interstate Line Company, as borrowers, the lenders party thereto, PNC Bank, National Association, as administrative agent, and each of the fronting banks party thereto.
(c)Section 4.01(m) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(m) Anti-Corruption Laws and Sanctions. Such Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance with Anti-Corruption Laws and Sanctions in all respects by the Covered Entities and their respective directors, officers, employees and, to the extent commercially reasonable, agents under the control and acting on behalf of the Covered Entities. The Covered Entities are in compliance in all material respects with (i) the Trading with the Enemy Act, as amended, and each of the regulations promulgated by OFAC (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive orders relating thereto, and (ii) the Patriot Act. The Covered Entities and their respective officers and employees and, to the knowledge of such Borrower, the Covered Entities’ directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects, except to the extent disclosed (1) in Schedule 1 to Amendment No. 2 and (2) in Schedule 1 to Amendment No. 4. None of the Covered Entities or any of their respective directors, officers or employees or, to the knowledge of such Borrower, any agent of the Covered Entities (i) is a Sanctioned Person, (ii) has assets located in Sanctioned Countries in violation of applicable Sanctions, (iii) does business in or with, or derives its operating income from investments in, or transactions with, Sanctioned Persons or (iv) does unauthorized business in or with, or derives its operating income from unauthorized investments in, or transactions with, Sanctioned Countries. No Borrowing or use of proceeds thereof will violate Anti-Corruption Laws or applicable Sanctions.”
(d)Section 6.01(j) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(j) (i) Any indictment shall be issued against FE or any of its Affiliates arising from a purported violation of any Anti-Corruption Law except, subject to Section 4(a) of Amendment No. 4, in connection with or pursuant to the Criminal Information (as defined in Schedule 1 to Amendment No. 4), or (ii) FE or any of

its Affiliates shall have entered into any deferred prosecution agreement (or similar agreement) with respect to a purported violation of any Anti-Corruption Law (other than the DPA (as defined in Schedule 1 to Amendment No. 4) or any deferred prosecution agreement solely with respect to (1) the Noncompliance Event (as defined in Amendment No. 2) or (2) the Noncompliance Event (as defined in Amendment No. 4));”
Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):
(a)The Administrative Agent shall have received, in immediately available funds, to the extent invoiced prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) to the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
(b)The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)either (A) counterparts of this Amendment duly executed by each of the Borrowers, the Majority Lenders, the Administrative Agent, the Fronting Banks and the Swing Line Lender or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such parties have signed counterparts of this Amendment;
(ii)an opinion of James A. Arcuri, Associate General Counsel of FirstEnergy Service Company, counsel for the Borrowers;
(iii)an opinion of Jones Day, special counsel for the Borrowers; and
(iv)certified copies of (A) the resolutions of the Board of Directors of each Borrower approving this Amendment and the DPA (as defined in and referred to in Schedule 1 hereto) and all other documents delivered pursuant thereto or in connection therewith and (B) all documents evidencing any other necessary corporate action with respect to this Amendment and the DPA (as defined in and referred to in Schedule 1 hereto) and such other documents delivered pursuant thereto or in connection therewith.
(c)The Administrative Agent shall have received copies of the executed DPA (as defined in and referred to in Schedule 1 hereto) and all other documents delivered pursuant thereto or in connection therewith, in each case in form and substance satisfactory to the Administrative Agent and the Majority Lenders.
(d)The Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that any defaults related to the occurrence of the Noncompliance Event under any agreements or instruments evidencing any existing Indebtedness of any Borrower or any Significant Subsidiary of any Borrower exceeding (or with undrawn commitments exceeding) $100,000,000 have been waived (other than in the case of the Global Mining Facility (as defined below) which waiver thereof shall only be executed on the date hereof by the required lenders thereunder as set forth in paragraph (e) below), and FE shall have certified to the Administrative Agent and the Lenders that no such defaults (other than such defaults that have been waived) exist.
(e)The Administrative Agent shall have received a copy of a waiver providing that any defaults related to the occurrence of the Noncompliance Event under that certain Credit Agreement, dated as of October 18, 2012 (as amended, restated or otherwise modified from time to time), among Global Mining Holding Company, LLC, as borrower, the lenders party thereto, and The Huntington National Bank (as successor to MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)), as administrative agent and collateral agent, and the loan documents related thereto and facilities contemplated thereunder (collectively, the “Global Mining Facility”), have been waived, together with the irrevocably executed signature pages of the required lenders thereunder, and written confirmation by the administrative agent thereunder that all such signature pages have been released from escrow.
(f) (i) FE shall have executed and delivered to the Administrative Agent the fee letter agreement, dated the date hereof, between FE and the Administrative Agent and (ii) FE shall have paid (or caused to be paid) to the Administrative Agent, in immediately available funds, all of the fees payable in accordance with such fee letter agreement.
(g)FE shall have paid a 15 basis point consent fee to each consenting Lender that executes this Amendment on or prior to July 19, 2021 and a 7.5 basis point consent fee to each consenting Lender that executes this Amendment after July 19, 2021 and on or prior to July 20, 2021.
(h)The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.
Section 4. Additional Event of Default; Reporting; Global Mining Facility Waiver.
(a)Notwithstanding anything to the contrary contained herein or in any other Loan Document, any breach by FE, any other Borrower or any of their respective Affiliates (as applicable) of their obligations under the DPA (as defined in and referred to in Schedule 1 hereto) or any other document delivered pursuant thereto or in connection therewith, which breach results in enforcement action by any Governmental Authority, the imposition of penalties on FE, any other Borrower or any of their respective Affiliates (as applicable), or the withdrawal from, or termination of, the DPA (as defined in and referred to in Schedule 1 hereto) or any other document delivered pursuant thereto or in connection therewith by any party thereto or any Governmental Authority, shall constitute an immediate and automatic “Event of Default” under the Credit Agreement.
(b)The Borrowers shall deliver on a timely basis to the Administrative Agent complete informational reports, on an ongoing basis, concerning the Noncompliance Event and the Relevant Events of Default, including with respect to all substantive and procedural developments related to either of such events as to all actual, pending, and threatened governmental actions. In furtherance of Section 5.01(g)(xi) of the Credit Agreement, the Borrowers shall furnish, or cause to be furnished, to the Administrative Agent such other information regarding the status of the DPA (as defined in and referred to in Schedule 1 hereto) (to the extent permitted under or in connection with the DPA (as defined in and referred to in Schedule 1 hereto)), as the Administrative Agent may from time to time reasonably request.
(c)The Borrowers shall use commercially reasonable efforts to cause the borrower, the guarantors and the pledgors under the Global Mining Facility to execute and deliver, no later than July 28, 2021 (or such later date as the Administrative Agent may agree in its sole discretion), (i) with respect to the borrower and the guarantors, counterparts of the waiver described in Section 3(e) hereof and (ii) with respect to the pledgors, a consent to such waiver in form and substance satisfactory to the Administrative Agent.
Section 5. Representations and Warranties. Each Borrower represents and warrants as follows:
(a)Due Authorization. The execution, delivery and performance by it of this Amendment, each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is a party, and the DPA (as defined in and referred to in Schedule 1 hereto) and the performance by such Borrower of the Amended Agreement and the DPA (as defined in and referred to in Schedule 1 hereto), have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.
(b)No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment, any other Loan Document being executed and delivered in connection with this Amendment to which it is a party, or the DPA (as defined in and referred to in Schedule 1 hereto), nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Amended Agreement or the DPA (as defined in and referred to in Schedule 1 hereto), contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower.
(c)Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Amended Agreement, in each case, other than such Borrower’s Approval, as applicable, which has been duly issued and is in full force and effect.
(d)Execution and Delivery. This Amendment, the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party and the DPA (as defined in and referred to in Schedule 1 hereto) have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment, the Amended Agreement and the DPA (as defined in and referred to in Schedule 1 hereto) is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, solely with respect to this Amendment, the Amended Agreement and such other Loan Document, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.
(e)No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of such Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(f)Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Borrower, threatened against such Borrower or any of its Subsidiaries that involve this Amendment, the Amended Agreement or any other Loan Document.
(g)No Default. No Unmatured Default or Event of Default has occurred and is continuing (other than the Relevant Events of Default) or would occur as a result of (i) the execution, delivery or performance by such Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by such Borrower of the Amended Agreement.
(h)Anti-Corruption Laws. No proceeds of any Borrowing have been used in violation of any Anti-Corruption Law.

Section 6. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The waiver and amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Borrower requiring the consent of the Administrative Agent, the Fronting Banks, the Swing Line Lenders or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrowers for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks, the Swing Line Lenders and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrowers expressly acknowledge such reservation of rights. Any future or additional waiver or amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.
(b)Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, the Fronting Banks or the Swing Line Lenders under the Existing Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document.
Section 7. Costs and Expenses. Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Swing Line Lender in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) for the Administrative Agent, the Fronting Banks and the Swing Line Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Swing Line Lender as to their rights and responsibilities under this Amendment.

Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks, the Swing Line Lenders and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section. The Borrowers acknowledge and agree that, pursuant to Section 8.05(a) of the Credit Agreement, they are required to pay, among other costs and expenses set forth therein, the reasonable fees and expenses of counsel for the Administrative Agent (including, but not limited to, any local counsel and any specialist counsel for the Administrative Agent), in accordance with the terms thereof.
Section 8. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 10. Miscellaneous. This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.
Section 11. Release. In consideration of, among other things, the Administrative Agent’s, the Fronting Banks’, the Swing Line Lenders’ and the Lenders’ execution and delivery of this Amendment, each Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee

(as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, liens, warranties, damages and consequential damages, judgments, costs or expenses whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Credit Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Borrowers, on the one hand, and any or all of the Credit Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by any Borrower of any Advances or other financial accommodations made by any Credit Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts existing on or prior to the date of receipt of any such Advances or other financial accommodations. In entering into this Amendment, each Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 11 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Advances.
[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FIRSTENERGY CORP.
THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
METROPOLITAN EDISON COMPANY
OHIO EDISON COMPANY
PENNSYLVANIA POWER COMPANY
THE TOLEDO EDISON COMPANY
MONONGAHELA POWER COMPANY
PENNSYLVANIA ELECTRIC COMPANY
THE POTOMAC EDISON COMPANY
WEST PENN POWER COMPANY

By    /s/ Steven R. Staub
    Name: Steven Staub
    Title: Vice President and Treasurer

JERSEY CENTRAL POWER & LIGHT COMPANY

By    /s/ Weizhong Wang
    Name: Weizhong Wang
    Title: Treasurer
[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

MIZUHO BANK, LTD., as Administrative Agent, as a Lender and as a Swing Line Lender

By     /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender and as a Fronting Bank

By     /s/ Nancy R. Barwig
Name: Nancy R. Barwig
Title: Executive Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By     /s/ Dee Dee Farkas
Name: Dee Dee Farkas
Title: Managing Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By     /s/ Ryan Rockwood
Name: Ryan Rockwood
Title: Vice President

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

MUFG BANK, LTD., as a Lender and as a Fronting Bank

By     /s/ Jeffrey P. Fesenmaier
Name: Jeffrey Fesenmaier
Title: Managing Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender and as a Fronting Bank

By     /s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

CITIBANK, N.A., as a Lender and as a Fronting Bank

By     /s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director / Vice President

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender and as a Fronting Bank

By     /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

COBANK, ACB, as a Lender

By     /s/ Josh Batchelder
Name: Josh Batchelder
Title: Managing Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as a Lender

By     /s/ Anju Abraham
Name: Anju Abraham
Title: Executive Director (Authorized Signatory)

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By     /s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By     /s/ Julie Hong
Name: Julie Hong
Title: Authorized Signatory

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By     /s/ Julie Hong
Name: Julie Hong
Title: Vice President

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By     /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

TD BANK, N.A., as a Lender

By     /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President
[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By     /s/ Joe Horrigan
Name: Joe Horrigan
Title: Managing Director
[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By     /s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Senior Vice President
[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

SANTANDER BANK, N.A., as a Lender

By     /s/ Michael D’Anna
Name: Michael D’Anna
Title: Executive Director

By     /s/ Daniela Hofer
Name: Daniela Hofer
Title: Executive Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

FIFTH THIRD BANK, as a Lender

By     /s/ Larry Hayes
Name: Larry Hayes
Title: Executive Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By     /s/ Molly H. Ross
Name: Molly H. Ross
Title: Vice President
[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By     /s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President
[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:     /s/ Marcel Fournier
     Name: Marcel Fournier
     Title: Vice President
[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:     /s/ Robert E. Heuler
Name: Robert E. Heuler
Title: Vice President
[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By     /s/ Honping (Jennifer) Liu
Name: Honping (Jennifer) Liu
Title: Director

By     /s/ Chan K. Park
Name: Chan K. Park
Title: Executive Director

[Signature Page to Waiver and Amendment No. 4 to FirstEnergy Revolving Credit Agreement]

Schedule 1
Noncompliance Event
    The Criminal Information in United States v. FirstEnergy Corporation, to be filed in the United States District Court for the Southern District of Ohio on July 22, 2021, (“Criminal Information”) and the Deferred Prosecution Agreement, dated as of July 21, 2021, between the United States Attorney’s Office for the Southern District of Ohio and FE, executed on July 21, 2021 (the “DPA”), and the entry by FE into the DPA, together with those events, actions, or omissions to act that are described in the Criminal Information and the Statement of Facts attached thereto.